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                                                                Exhibit 10.5

                              SETTLEMENT AGREEMENT

DATE:  February 25, 1997

PARTIES:  1.   Robert E. Bickel ("REB"), Plaintiff
               c/o Kenneth J. Williams
               5739 Ashworth
               Lakewood, CA 90713

          2.   Kenneth J. Williams ("KJW"), Plaintiff
               5739 Ashworth
               Lakewood, CA 90713

          3.   PAN Environmental Corporation ("PAN"), Defendant
               6912 - 2220th St. SW, Suite 102
               Mountlake Terrace, WA 98043

          4.   Jerry Cornwell ("Cornwell"), Defendant
               14424 SE 78th Way
               Newcastle, WA 98059

          5.   Advantage Parking Lot ("Advantage"), Defendant
               14388 Santa Ana Avenue
               Fontana, CA 92355

          6.   M.R.R. Construction ("MRR"), Defendant
               14388 Santa Ana Avenue
               Fontana, CA 92355

          7.   Roaul Wheeler ("Roaul"), Defendant
               4400/131 Philadelphia
               Chino, CA 91710

          8.   Ron E. Williams ("Ron"), Defendant
               14388 Santa Ana Avenue
               Fontana, CA 92355

          9.   Clifford M. Johnston ("Johnston")
               19111 - 3rd Ave NW
               Shoreline, WA 98177

SUBJECT: Settlement of Cases No. NC15529 and NC15530 and Default Judgments on such cases of $122,708.00 plus costs of $287.40 and $121,809.00 plus costs of $287.40 respectively.